Exhibit 99.1(a)

LETTER OF TRANSMITTAL

POPULAR, INC.

With Respect to the

OFFER TO EXCHANGE

Common Stock for any and all of the issued and outstanding shares representing its:

6.375% Non-cumulative Monthly Income Preferred Stock, 2003 Series A of

Popular, Inc. (“Series A Preferred Stock”) (CUSIP: 733174304),

8.25% Non-cumulative Monthly Income Preferred Stock, Series B of

Popular, Inc. (“Series B Preferred Stock”) (CUSIP: 733174403),

(collectively, the “Preferred Stock”) Pursuant to the Prospectus (as defined below)

THE PREFERRED STOCK EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON JULY 28, 2009, UNLESS POPULAR, INC. (THE “COMPANY”) EXTENDS THE PREFERRED STOCK EXCHANGE OFFER. TENDERED SHARES OF PREFERRED STOCK MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for shares of Preferred Stock tendered that are not in certificated form is:

GLOBAL BONDHOLDER SERVICES CORPORATION

By Hand, Overnight Delivery or Mail (Registered or Certified Mail Recommended):	By Facsimile Transmission (for Eligible Institutions only):

Global Bondholder Services Corporation 65 Broadway, Suite 723 New York, NY 10006 Attention: Corporate Actions	Global Bondholder Services Corporation (212) 430-3775 Attention: Corporate Actions To Confirm Facsimile Transmission: (212) 430-3774

The Exchange Agent for shares of Preferred Stock tendered in certificated form is:

BANCO POPULAR DE PUERTO RICO FIDUCIARY SERVICES DIVISION:

By Overnight Delivery or Mail (Registered or Certified Mail Recommended): Banco Popular de Puerto Rico Fiduciary Service Division PO Box 362708-2708 San Juan, PR 00936-2708	By Hand: Banco Popular de Puerto Rico Fiduciary Service Division 153 Ponce de Leon Ave. 8th Floor – Suite 800 San Juan, PR 00918

DELIVERY OF THIS LETTER OF TRANSMITTAL OR THE CONSENT SOLICITATION FORM ATTACHED HERETO TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The Company is not providing for guaranteed delivery procedures and therefore tendering holders must allow sufficient time for the necessary tender procedures to be completed during normal business hours of the Depository Trust Company (“DTC”) on or prior to the expiration date. If your interest as a holder of Preferred Stock is in certificated form, you must deliver the preferred stock certificate to be exchanged, together with a written notice of your Consent and/or Tender Certification in the manner specified herein and a proper assignment of the shares of Preferred Stock to Popular, or to any transfer agent for the shares of Preferred Stock, or in blank. Tenders not received by the applicable Exchange Agent prior to the expiration date will be disregarded and have no effect.

Certain terms used and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

This letter of transmittal is to be used by holders of Preferred Stock who wish to participate in the Preferred Stock Exchange Offer. The instructions contained in this letter of transmittal should be read carefully and in their entirety before this letter of transmittal is completed.

Record Date Holders (as defined in the attached consent solicitation form) who do not wish to participate in the Preferred Stock Exchange Offer but wish to deliver a Consent with respect to their shares of Preferred Stock should detach and complete the consent solicitation form attached at the back of this letter of transmittal and deliver it to the applicable Exchange Agent in any of the manners permitted below prior to the expiration date, and should follow the instructions relating to the deposit of any shares of Preferred Stock corresponding to their Consent.

ALL TENDERING HOLDERS MUST COMPLETE THE FOLLOWING:

DESCRIPTION OF SHARES OF PREFERRED STOCK TENDERED

CUSIP Number of Shares of Preferred Stock Tendered	Liquidation Preference Tendered

$

METHOD OF DELIVERY

Shares of Preferred Stock not tendered in certificated form are being delivered by book-entry transfer made to the account maintained by the applicable Exchange Agent at DTC. Please complete the following (for use by Eligible Institutions only):

Name of Tendering Institution:

DTC Participant Number:

DTC Account Number:

Transaction Code Number:

Shares of Preferred Stock tendered in certificated form are being delivered by physical delivery of the Preferred Stock certificate to be exchanged, and a proper assignment of the shares of Preferred Stock to Popular, Inc. or any transfer agent for the shares of Preferred Stock, or in blank.

RECORD HOLDER STATUS—CONSENT INSTRUCTIONS FOR TENDERING HOLDERS

YOU MUST CHECK ONE OF THE TWO BOXES BELOW IN ORDER TO VALIDLY TENDER YOUR SHARES OF PREFERRED STOCK.

If you were a holder of record of the shares of Preferred Stock set forth in the box above entitled “Description of Shares of Preferred Stock Tendered” as of the close of business on June 26, 2009 (a “Record Date Holder”), in order to validly tender your shares, you must check the first box below under “Tendering Record Date Holders” to execute a written consent in favor of the Senior Preferred Stock Issuance.

If you are not a Record Date Holder, you must check the box below under “Tendering Non-Record Date Holders” in order to validly tender your shares of Preferred Stock.

TENDERING RECORD DATE HOLDERS

☐	I HEREBY CERTIFY THAT I AM A RECORD DATE HOLDER AND HEREBY INFORM GLOBAL BONDHOLDER SERVICES CORPORATION OR BANCO POPULAR DE PUERTO RICO FIDUCIARY SERVICES DIVISION, AS THE APPLICABLE EXCHANGE AGENT OF MY WRITTEN CONSENT IN FAVOR OF THE SENIOR PREFERRED STOCK ISSUANCE DESCRIBED BELOW UNDER “CONSENT.”

If no box is marked below with respect to any proposal, you will be deemed to have checked the box marked “Give Consent” with respect to such proposal. Any tender that is submitted with any “Abstain” or “Withhold Consent” box checked will be rejected as an invalid tender.

CONSENT
	Give Consent	Withhold Consent	Abstain

Proposal to approve the Senior Preferred Stock Issuance set forth in the Consent Solicitation Statement on Schedule 14A dated June 29, 2009 (the “Consent Solicitation Statement”), describing the Consent (as defined in the Consent Solicitation Statement)

	☐	☐	☐

TENDERING NON-RECORD DATE HOLDERS (Tender Certification)

☐	I HEREBY CERTIFY THAT I WAS NOT A HOLDER OF RECORD OF THE SHARES OF PREFERRED STOCK SET FORTH IN THE BOX ABOVE UNDER “DESCRIPTION OF SHARES OF PREFERRED STOCK TENDERED” AS OF THE CLOSE OF BUSINESS ON JUNE 26, 2009 AND HEREBY ACKNOWLEDGE THAT I AM NOT ENTITLED TO GIVE CONSENT TO THE SENIOR PREFERRED STOCK ISSUANCE.

If you are a holder of shares of Preferred Stock and you wish to give consent but are not tendering your shares of Preferred Stock for exchange in the Exchange Offer, you should carefully read and complete the Consent Solicitation form attached to this letter of transmittal. You will be required to deposit your shares of Preferred Stock with the applicable Exchange Agent.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

Ladies and Gentlemen:

All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the prospectus (the “Prospectus”) included in the Company’s registration statement on Form S-4 filed with the Securities and Exchange Commission on June 29, 2009, as amended prior to the expiration date (the “Registration Statement”).

Upon the terms and subject to the conditions set forth in the Prospectus and this letter of transmittal, the undersigned hereby: (i) tenders to the Company the shares of Preferred Stock set forth in the box above entitled “Description of Shares of Preferred Stock Tendered;” (ii) either (a) grants its consent in favor of the Consent, or (b) certifies by this letter of transmittal that the undersigned is not a record holder or a beneficial holder of the tendered shares of Preferred Stock as of the Preferred Stock Record Date; (iii) subject to and effective upon acceptance for exchange of the shares of Preferred Stock tendered herewith, irrevocably constitutes and appoints the applicable Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to any such tendered shares of Preferred Stock, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such shares of Preferred Stock, or transfer ownership of such shares of Preferred Stock on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company, (b) present such shares of Preferred Stock for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such shares of Preferred Stock (except that the Exchange Agents will have no rights to, or control over, the shares of Common Stock issued in respect of such shares of Preferred Stock, except as the undersigned’s agent, all in accordance with the terms of the Preferred Stock Exchange Offer); (iv) requests that Common Stock issued in exchange for tendered shares of Preferred Stock in connection with the Preferred Stock Exchange Offer be issued to the order of the undersigned; and (v) requests that any shares of Preferred Stock representing liquidation preferences not tendered or not accepted for exchange be credited to such DTC participant’s account or be returned to the undersigned.

If the undersigned is a Record Date Holder and has failed to check a box with respect to any proposals set forth above under “ Consent,” the undersigned shall be deemed to have checked the box below “Give Consent” with respect to the Consent. The undersigned understands that any tender that is submitted with any “Abstain” or “Withhold Consent” box checked will be rejected as an invalid tender.

The undersigned hereby acknowledges receipt of: (i) the Prospectus and this letter of transmittal, which together constitute the Company’s offer to exchange newly issued shares of Common Stock for any and all outstanding shares of Preferred Stock that are validly tendered and not validly withdrawn in the Preferred Stock Exchange Offer and (ii) the Consent Solicitation Statement.

The undersigned hereby represents and warrants that: (i) the undersigned has full power and authority to tender, sell, assign and transfer the shares of Preferred Stock tendered hereby; (ii) upon its acceptance of any tendered shares of Preferred Stock, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that such shares of Preferred Stock will not be subject to any adverse claim; and (iii) (a) the undersigned has a net long position in the Preferred Stock or Trust Preferred Securities being tendered pursuant to the Exchange Offer within the meaning of Rule 14e-4 under the Exchange Act and (b) the tender of such Preferred Stock or Trust Preferred Securities complies with Rule 14e-4.

Subject to and effective upon acceptance for exchange of, and issuance of shares of Common Stock for, the shares of Preferred Stock tendered herewith, the undersigned hereby: (i) irrevocably, sells, transfers, conveys and assigns to or upon the order of the Company, all right, title and interest in and to the shares of Preferred Stock tendered hereby; (ii) waives any and all other rights with respect to such shares of Preferred Stock (including with respect to any existing or past defaults and their consequences in respect of such shares of Preferred Stock); (iii) releases and discharges the Company from any and all claims that the undersigned may have now, or may have in the future, arising out of, or related to, such shares of Preferred Stock, including any claims that the undersigned is entitled to receive additional payments with respect to such shares of Preferred Stock or to participate in any redemption of such shares of Preferred Stock, and (iv) represents that (a) the undersigned is not located or resident in Italy, and did not receive the Prospectus or any invitation to participate in the Exchange Offer in Italy and the undersigned is not acting on behalf of investors located or resident in Italy; (b) the undersigned is not located or resident in the United Kingdom or, if the undersigned is located or resident in the United Kingdom, the undersigned is a person falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Promotion Order (as defined in the Prospectus)) or within Article 43 of the Financial Promotion Order, or to whom the Prospectus and any other documents or materials relating to the Exchange Offer may otherwise lawfully be communicated in accordance with the Financial Promotion Order; (c) the undersigned is not located or resident in Belgium or, if the undersigned is located or resident in Belgium, the undersigned is a qualified investor, in the sense of Article 10 of the Belgian Public Offer Law (as defined in the Prospectus), acting on the undersigned’s sole account; and (d) the undersigned is not located or resident in France or, if the undersigned is located or resident in France, the undersigned is a (i) provider of investment services relating to portfolio management for the account of third parties and/or (ii) qualified investor (Investisseur Qualifié) other than an individual (as defined in, and in accordance with, Articles L.411-2 and D.411-1 of the French Code Monétaire et Financier), acting on the undersigned’s sole account, such representations to be repeated on the expiration date and on the settlement date.

The undersigned acknowledges and agrees that upon acceptance for exchange of the shares of Preferred Stock tendered herewith, without any further action, all other powers of attorney, proxies and consents given by the undersigned with respect to such shares of Preferred Stock or the Common Stock to be received in exchange for such shares of Preferred Stock will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned (and, if given, will not be effective), except for powers of attorney, proxies, consents or revocations contemplated hereby.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable: to complete the sale, assignment and transfer of the shares of Preferred Stock tendered hereby and, if the undersigned is a Record Date Holder, to grant a Consent in favor of the Senior Preferred Stock Issuance. All authority conferred or agreed to be conferred in this letter of transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn (and the related Consent revoked) only in accordance with the procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Withdrawal of Tenders.”

The undersigned hereby agrees that: (i) no tender of shares of Preferred Stock is valid until any defect or irregularity in connection with tenders of shares of Preferred Stock is cured within such time as the Company determines, unless waived by the Company; (ii) none of the Company, the Exchange Agent, the Information Agent, the Dealer Managers or any other person is under any duty to give notice of any defects or irregularities in the tenders of shares of Preferred Stock or will incur any liability to holders for failure to give any such notice; (iii) a tender of shares of Preferred Stock and the Consent granted hereby will constitute a binding agreement between us upon the terms and subject to the conditions of the Exchange Offer; and (iv) all questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of Preferred Stock will be determined by the Company in its sole discretion and such determination shall be final and binding.

IMPORTANT

SIGNATURE REQUIRED

Must be signed by the registered holder(s) of the shares of Preferred Stock exactly as their name(s) appear(s) on a security position listing as the owner of shares of Preferred Stock on the books of DTC or its participants. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act.

Signature(s) of Holders

Date:

Name(s):

Signature(s):

Capacity (full title):

Address (including zip code):

Area Code and Telephone No.:

GUARANTEE OF SIGNATURE(S)

(IF REQUIRED—SEE INSTRUCTION 1)

Date:

Name of Firm:

Address (including zip code):

Name:

Authorized Signature:

Area Code and Telephone No.:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE

PREFERRED STOCK EXCHANGE OFFER

IMPORTANT: IN ORDER FOR YOU TO PARTICIPATE IN THE PREFERRED STOCK EXCHANGE OFFER, THE APPLICABLE EXCHANGE AGENT MUST RECEIVE, ON OR BEFORE THE EXPIRATION DATE, THIS LETTER OF TRANSMITTAL AND YOUR CERTIFICATES IN THE CASE OF SHARES BEING PHYSICALLY DELIVERED OR, IN THE CASE OF SHARES OF PREFERRED STOCK DELIVERED BY BOOK-ENTRY TRANSFER THROUGH DTC, AN AGENT’S MESSAGE AND A DTC CONFIRMATION.

1. Guarantee of Signatures. All signatures on this letter of transmittal must be guaranteed by a firm that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program or is otherwise an “eligible guarantor institution” as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (generally a member of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office in the United States) (an “Eligible Institution”), unless: (i) this letter of transmittal is signed by the registered holder of the shares of Preferred Stock tendered therewith and the Common Stock issued in exchange for shares of Preferred Stock is to be issued in the name of and delivered to, or if any shares of Preferred Stock not accepted for exchange are to be returned to, such holder or (ii) such shares of Preferred Stock are tendered for the account of an Eligible Institution.

2. Delivery of Letter of Transmittal. This letter of transmittal is to be used by each holder of the shares of Preferred Stock if delivery of shares of Preferred Stock is to be made by book-entry transfer, and instructions are not being transmitted through DTC’s Automated Tender Offer Program (“ATOP”).

DTC participants must electronically transmit their acceptance of an Exchange Offer by causing DTC to transfer their shares of Preferred Stock to the Exchange Agent in accordance with DTC’s ATOP procedures for such a transfer. DTC will then send an Agent’s Message to the Exchange Agent. The term “Agent’s Message” means a message transmitted by DTC, received by the Company and forming part of the book-entry confirmation, to the effect that: (i) DTC has received an express acknowledgment from a participant in ATOP that it is tendering its shares of Preferred Stock; (ii) such participant has received and agrees to be bound by this letter of transmittal to the same extent as if it tendered shares of Preferred Stock pursuant to a manually executed letter of transmittal and (iii) the agreement may be enforced against such participant. Accordingly, this letter of transmittal need not be completed by a holder tendering through ATOP. However, the holder will be bound by the terms of this letter of transmittal and the Exchange Offer. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

If the holder beneficially owns shares of Preferred Stock that are held by or registered in the name of a bank, broker, custodian commercial bank, trust company or other nominee and the holder wishes to participate in the Exchange Offer, the holder must promptly contact the holder’s bank, broker, custodian, commercial bank, trust company or other nominee to instruct it to tender the holder’s shares of Preferred Stock, to agree to the terms of this letter of transmittal, including, if the holder is a beneficial owner of shares of Preferred Stock, the giving of a Consent and/or Tender Certification set forth herein. Holders are urged to instruct their bank, broker, custodian, commercial bank, trust company or other nominee at least five business days prior to the expiration date in order to allow adequate processing time for the instruction. Tenders not received by Global Bondholder Services Corporation or Banco Popular de Puerto Rico Fiduciary Services Division, each an exchange agent for the Exchange Offer, on or prior to the expiration date will be disregarded and have no effect.

If the holder owns shares of Preferred Stock in certificated form, the holder must complete and manually sign this letter of transmittal together with a Consent and/or Tender Certification. The executed letter of transmittal and the holder’s certificates to be tendered must be delivered to Banco Popular de Puerto Rico Fiduciary Services Division prior the expiration date together with a proper assignment of the shares of Preferred Stock to Popular, or to any transfer agent for the shares of Preferred Stock, or in blank. Such holders are urged to make their delivery to Banco Popular de Puerto Rico Fiduciary Services Division at least five days prior to the Expiration Date to allow adequate processing time.

Holders desiring to tender shares of Preferred Stock prior to the expiration date through DTC’s ATOP should note that such holders must allow sufficient time for completion of DTC’s ATOP procedures during the normal business hours of DTC prior to such date. The method of delivery of this letter of transmittal is at the holder’s own option and risk, and the delivery will be deemed made only when actually received by the applicable Exchange Agent. Likewise, tenders via DTC’s ATOP shall be deemed made only when timely confirmed by DTC. In all cases, the holder should allow sufficient time to ensure timely processing of the holder’s tender.

The Company is not providing for guaranteed delivery procedures and therefore tendering holders must allow sufficient time for the necessary tender procedures to be completed prior to the expiration date. Holders should allow sufficient time for completion of the necessary tender procedures during the normal business hours of DTC. Tenders not received by the applicable Exchange Agent prior to the expiration date will be disregarded and have no effect.

3. Signatures on Letter of Transmittal. If any shares of Preferred Stock tendered hereby are held of record by two or more persons, all such persons must sign this letter of transmittal. If any shares of Preferred Stock tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of such shares of Preferred Stock. If this letter of transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority so to act must be submitted.

4. Withdrawal Procedures. Holders who wish to exercise their right of withdrawal with respect to the shares which were tendered in certificated form must give written notice of withdrawal. Any such notice of withdrawal must: (i) specify the name of the holder that tendered the shares of Preferred Stock to be withdrawn, (ii) identify the shares of Preferred Stock to be withdrawn and liquidation preference of such shares of Preferred Stock, (iii) include a statement that the holder is withdrawing its election to exchange the shares of Preferred Stock, and (iv) be signed by the holder in the same manner as the original signature on the accompanying letter of transmittal by which such shares of Preferred Stock were tendered or otherwise as described above, including any required signature guarantee.

If a holder holds the shares of Preferred Stock in book-entry form, a withdrawal of shares of Preferred Stock will be effective if the holder complies with the appropriate procedures of DTC’s ATOP prior to the expiration date or, if the holder’s shares of Preferred Stock are not previously accepted by the Company, after the expiration of 40 business days after the commencement of the Preferred Stock Exchange Offer. The holder’s withdrawal must comply with the requirements set forth in the Prospectus.

Holders who wish to withdraw their shares of Preferred Stock which were previously tendered or delivered for purposes of giving a Consent through a bank, broker, custodian or other nominee, should contact their bank, broker, custodian, commercial bank, trust company or other nominee for instructions on how to withdraw their shares of Preferred Stock.

Any shares of Preferred Stock validly withdrawn will not have been validly tendered for purposes of the Preferred Stock Exchange Offer unless the shares of Preferred Stock so withdrawn are validly re-tendered.

Any withdrawal of shares of Preferred Stock will constitute a revocation of the Consent delivered with respect to such shares of Preferred Stock. A holder may validly withdraw shares of Preferred Stock that the holder tenders or shares of Preferred Stock deposited with the applicable Exchange Agent in connection with granting a Consent at any time prior to the Expiration Date.

5. Waiver of Conditions. The Company reserves the absolute right in its sole discretion to waive any of the specified conditions, in whole or in part, of the Exchange Offer, other than the condition relating to the effectiveness of the registration statement.

6. Validity; Irregularities. All questions as to the form of documents and the validity (including time of receipt), and acceptance for exchange of any tender of shares of Preferred Stock and Consent and any withdrawal of the shares of Preferred Stock will be determined by the Company, in its sole discretion, and its determination will be final and binding. Alternative, conditional or contingent tenders of shares of Preferred Stock will not be considered valid. The Company reserves the absolute right, in its sole discretion, to reject any and all tenders of shares of Preferred Stock that it determines are not in proper form or the acceptance of or exchange for which, in the Company’s opinion, would be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tenders in any tender of any shares of Preferred Stock.

Any defect or irregularity in connection with tenders of shares of Preferred Stock must be cured within such time as the Company determines, unless waived by the Company. Tenders of shares of Preferred Stock shall not be deemed to have been made until all defects and irregularities have been waived by the Company or cured. A defective tender (which defect is not waived by us) will not constitute a valid tender of shares of Preferred Stock. None of the Company, the Exchange Agents, the Information Agent, the Dealer Manager or any other person will be under any duty to give notice of any defects or irregularities in the tenders of shares of Preferred Stock, or will incur any liability to holders for failure to give any such notice.

7. Inadequate Space. If the space provided in the above “Description of Shares of Preferred Stock Tendered” box is inadequate, the number of shares of Preferred Stock tendered and any other required information should be listed on a separate signed schedule and attached to this letter of transmittal.

8. Backup Withholding. Certain amounts payable with respect to the shares of Common Stock may be subject to information reporting and backup withholding of U.S. federal income tax, currently at a rate of 28%. To avoid backup withholding, each U.S. holder that does not otherwise establish an exemption should complete and return the Substitute Form W-9 set forth herein, certifying that such U.S. holder is a United States person, the taxpayer identification number provided is correct and such U.S. holder is not subject to backup withholding. Failure to provide the correct information on the IRS Form W-9 may subject the tendering U.S. holder to a $50 penalty imposed by the IRS and 28% federal backup withholding tax on any payment.

Backup withholding will not apply to a non-U.S. holder if (i) the holder certifies under penalties of perjury, by completing and submitting the appropriate IRS Form W-8 (or other applicable form), that it is a non-U.S. holder and (ii) neither the Company nor any payor of amounts payable with respect to the shares of Common Stock that are subject to information reporting and backup withholding, has actual knowledge to the contrary. An IRS Form W-8 (or other applicable form) and instructions for completing it may be obtained from the Exchange Agent or at the IRS website at www.irs.gov. In certain circumstances, the amount paid to a non-U.S. holder, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.

If the holder owns the shares of Preferred Stock through a broker who tenders the securities on the holder’s behalf and continues to own the shares of Common Stock through such broker, the holder may need to provide an IRS Form W-9, IRS Form W-8 or other applicable form to such broker in order to avoid backup withholding. The holder should consult the holder’s broker to determine whether any such forms are required.

Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS provided that the required information is timely furnished to the IRS.

8. Transfer Taxes. The Company will pay all transfer taxes, if any, imposed by the United States and Puerto Rico or any jurisdiction therein with respect to the exchange and transfer of any shares of Preferred Stock to the Company pursuant to the Exchange Offer (for the avoidance of doubt, transfer taxes do not include income or backup withholding taxes).

9. Conflicts. In the event of any conflict between the terms of the Prospectus and the terms of this letter of transmittal, the terms of the Prospectus will control.

TO BE COMPLETED BY ALL TENDERING U.S. HOLDERS OF SECURITIES

PAYER’S NAME: —

Name (if in joint names, list first and circle the name of the person or entity whose number you enter in Part I as provided in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”))

Business Name (Sole proprietors, see the instructions in the enclosed Guidelines)
Check appropriate box:	☐ Individual/Sole Proprietor	☐ Corporation	Exempt from backup withholding ☐
☐ Partnership
☐ Limited Liability Company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership)
☐ Other
Address
SUBSTITUTE FORM W-9 Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification

Part I-TIN Enter your TIN in the appropriate box at right. (For most individuals, this is your social security number. If you do not have a number, see Obtaining a Number in the enclosed Guidelines). Certify by signing and dating below.

Note: If the account is in more than one name, see chart in the enclosed Guidelines to determine which number to enter.

Social security number
OR Employer identification number
OR If awaiting TIN write “Applied For”

Part II-Certification-Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions: You must cross out item (2) above if the IRS has notified you that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE		DATE , 2009

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such application in the near future. I understand that, notwithstanding the information I provided in Part II of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me will be subject to a 28% backup withholding tax unless I provide a properly certified taxpayer identification number.

Signature                                                                                                              Date                     , 2009

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING TAX OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 AND CONTACT YOUR TAX ADVISOR FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Company.

For this type of account	Give the TAXPAYER IDENTIFICATION number of—	For this type of account	Give the TAXPAYER IDENTIFICATION number of—
1. An individual’s account	The individual	7. A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title) (4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	8. Corporation or limited liability company (“LLC”) electing corporate status on Form 8832 account	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	9. Association, club, religious, charitable, education, or other tax exempt organization account	The organization

4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)	10. Partnership or multimember LLC not electing corporate status on Form 8832 account	The partnership

b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)	11. A broker or registered nominee	The broker or registered nominee

5. Sole proprietorship account or disregarded entity owned by an individual	The owner (3)	12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

6. Disregarded entity not owned by an individual	The owner

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name and you may also enter your business or “DBA” name on the “Business Name” line. You may use either your social security number or employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.
(4)	List first and circle the name of the legal trust, estate, or pension trust.

Note:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, Form W-7, Application for an IRS Individual Taxpayer Identification Number, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service, from www.irs.gov or by calling 1-800-TAX-FORM and apply for a number.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•

An organization exempt from tax under section 501 (a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement arrangement (“IRA”), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	A foreign government, or any of its political subdivisions, agencies, or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include the following:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under section 584(a) of the Code.

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in section 6049(b)(5) of the Code to non-resident aliens.

•	Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR NAME (as described above), CHECK THE APPROPRIATE BOX FOR YOUR STATUS, CHECK THE BOX TITLED “EXEMPT FROM BACKUP WITHHOLDING,” SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N of the Code.

Privacy Act Notice—Section 6109 of the Code requires most recipients to provide your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalties for Failure to Furnish Taxpayer Identification Number—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Number—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

DETACH HERE

DO NOT SUBMIT THIS CONSENT SOLICITATION FORM IF YOU ARE TENDERING

SHARES OF PREFERRED STOCK IN THE EXCHANGE OFFER

POPULAR, INC.

Consent Solicited on Behalf of the Board of Directors of Popular, Inc.

I, the undersigned, hereby do consent to the Consent on behalf of all of the shares of Preferred Stock I hold as of the close of business on June 26, 2009, in accordance with the instructions given herein.

I, the undersigned, hereby certify that (a) I was holder of record of the shares of Preferred Stock set forth below as of the close of business on June 26, 2009 (“Record Date Holder”) and (b) I have not tendered such shares of Preferred Stock in the exchange offer currently being conducted by Popular, Inc.

*            *            *

This consent solicitation form, when properly executed, will be used in the manner directed herein. If no direction is made, this consent solicitation form will be used to GIVE CONSENT to the Senior Preferred Stock Issuance.

Holder’s desiring to deliver a Consent without tendering shares of Preferred Stock must deposit the corresponding shares of Preferred Stock with the applicable Exchange Agent until the settlement date, or until after the Company terminates the Exchange Offer or the holder validly withdraws all such shares of Preferred Stock deposited, which withdrawal will automatically revoke the holder’s Consent in respect of such withdrawn shares. A holder may withdraw shares of Preferred Stock deposited with the applicable Exchange Agent for the purpose of giving the holder’s Consent, on or prior to the expiration of the Exchange Offer. All shares of Preferred Stock deposited for the purpose of giving the holder’s Consent and which were not deposited to be tendered for exchange in the Exchange Offer will be returned, without expense, to the holder promptly following the settlement date, or as promptly as practicable after termination by the Company of the Exchange Offer or the holder’s valid withdrawal of the holder’s shares of Preferred Stock, automatically revoking the holder’s Consent.

If the holder beneficially owns shares of Preferred Stock that are held by or registered in the name of a bank, broker, custodian or other nominee and the holder wishes to deliver a Consent without tendering shares of Preferred Stock, the holder must promptly contact the holder’s bank, broker, custodian, commercial bank, trust company or other nominee to instruct it to deposit the holder’s shares of Preferred Stock with the applicable Exchange Agent and to agree to the terms of this consent solicitation form. Holders are urged to instruct their bank, broker, custodian, commercial bank, trust company or other nominee at least five business days prior to the expiration date in order to allow adequate processing time for the instruction. Consents not received by Global Bondholder Services Corporation or Banco Popular de Puerto Rico Fiduciary Services Division, as applicable, each an exchange agent for the Exchange Offer, on or prior to the expiration date and Consents received on or prior to the expiration date but not accompanied by deposit with the applicable Exchange Agent of the corresponding shares of Preferred Stock will be deemed to have withheld consent for the senior Preferred Stock Issuance.

NOTE: Please sign exactly as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. All signatures on this consent solicitation form must be guaranteed by a firm that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program or is otherwise an “eligible guarantor institution” as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (generally a member of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office in the United States).

IF NO BOXES ARE MARKED, THIS CONSENT SOLICITATION FORM WILL BE USED IN THE MANNER DESCRIBED ABOVE.

IMPORTANT:

This Consent may be given ONLY with respect to shares of Preferred Stock:

(1)	held of record as of the record date of June 26, 2009; and

(2)	NOT tendered in the Exchange Offer currently being conducted by Popular, Inc.

PLEASE PROVIDE THE FOLLOWING INFORMATION:

DTC Participant Name:

DTC Participant Number:

CUSIP No. of shares of Preferred Stock:

Number of shares of Preferred Stock:

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

DO NOT SUBMIT THIS CONSENT SOLICITATION FORM IF YOU ARE TENDERING

SHARES OF PREFERRED STOCK IN THE EXCHANGE OFFER

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF POPULAR, INC.

The undersigned hereby acknowledges receipt of the Consent Solicitation Statement in connection with the Consent, with respect to all outstanding shares of 6.375% Non-cumulative Monthly Income Preferred Stock, 2003 Series A and 8.25% Non-cumulative Monthly Income Preferred Stock, Series B (together, the “Preferred Stock”).

**********

TO GIVE CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE CONSENT, CHECK THE APPROPRIATE BOX BELOW AND SIGN, DATE AND RETURN THIS CONSENT SOLICITATION FORM. IF NO BOX IS MARKED BELOW WITH RESPECT TO THE CONSENT, AND THIS CONSENT SOLICITATION FORM IS SIGNED, DATED AND RETURNED, THE UNDERSIGNED WILL BE DEEMED TO HAVE GIVEN CONSENT TO THE SENIOR PREFERRED STOCK ISSUANCE. IF THIS CONSENT SOLICITATION FORM IS NOT RETURNED AND SHARES OF PREFERRED STOCK HELD BY THE UNDERSIGNED ARE NOT OTHERWISE VALIDLY TENDERED IN THE EXCHANGE OFFER, THE UNDERSIGNED WILL BE DEEMED TO HAVE WITHHELD CONSENT FOR THE SENIOR PREFERRED STOCK ISSUANCE.

Give Consent	Withhold Consent	Abstain

Proposed Senior Preferred Stock Issuance set forth in the Consent Solicitation Statement on Schedule 14A dated June 29, 2009 (the “Consent Solicitation Statement”), describing the Consent (as defined in the Consent Solicitation Statement).

☐	☐	☐

Please provide the information below and sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. As noted on the reverse side, signatures must be medallion guaranteed.

Date: , 2009
Signature

Signature if held jointly

DETACH HERE

Any questions and requests for assistance may be directed to the Information Agent (or Banco Popular de Puerto Rico Fiduciary Services Division in the case of questions pertaining to tendering certificated shares of Preferred Stock) at the address and telephone numbers set forth below. Additional copies of the Prospectus, the Consent Solicitation Statement, this letter of transmittal and any related documents may be obtained from the Information Agent at the address and telephone numbers set forth below. Questions regarding the terms of the Exchange Offer may be directed to the Dealer Managers at their respective address and telephone number set forth below. Holders of shares of Preferred Stock may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Exchange Offer.

The Exchange Agent for shares of Preferred Stock tendered that are not in certificated form is:

GLOBAL BONDHOLDER SERVICES CORPORATION

By Hand, Overnight Delivery or Mail (Registered or Certified Mail Recommended): Global Bondholder Services Corporation 65 Broadway, Suite 723 New York, New York 10006 Attention: Corporate Actions	By Facsimile Transmission (for Eligible Institutions only): Global Bondholder Services Corporation (212) 430-3775 Attention: Corporate Actions Confirm by Telephone: (212) 430-3774

The Exchange Agent for shares of Preferred Stock tendered in certificated form is:

BANCO POPULAR DE PUERTO RICO FIDUCIARY SERVICES DIVISION

By Overnight Delivery or Mail (Registered or Certified Mail Recommended): Banco Popular de Puerto Rico Fiduciary Service Division PO Box 362708-2708 San Juan, PR 00936-2708	By Hand: Banco Popular de Puerto Rico Fiduciary Service Division 153 Ponce de Leon Ave. 8th Floor – Suite 800 San Juan, PR 00918

The Information Agent for the Exchange Offer is:

Global Bondholder Services Corporation

65 Broadway, Suite 723

New York, New York 10006

Banks and Brokers, Call Collect:

(212) 430-3774

All Others Call Toll-Free:

(866) 540-1500

The Lead Dealer Managers for the Exchange Offer are:

UBS Investment Bank	Popular Securities, Inc

677 Washington Boulevard Stamford, Connecticut 06901 Attention: Liability Management Group U.S. Toll-Free: (888) 719-4210 Call Collect: (203) 719-4210	Popular Center, 12th Floor 209 Muñoz Rivera Avenue San Juan, PR 00918 Attention: Capital Markets Group Telephone: (787) 766-6601 Fax: (787) 766-4258

The Co-Lead Dealer Manager for the Exchange Offer is:

Citigroup Global Markets Inc.

390 Greenwich Street, 4th Floor

New York, NY 10013

Attention: Liability Management Group

Toll-Free: (800) 558-3745